UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 27, 2026

(Date of earliest event reported)

ALEXANDER TECH CORP.

(Exact name of registrant as specified in

charter)

Delaware

(State or other Jurisdiction of Incorporation

or Organization)

6161 Fleetwood Ct
333-215884	San Jose, CA 95120	46-5221947
(Commission File Number)	(Address of Principal Executive	(IRS Employer)
	Offices and Zip Code)	Identification Number

(916) 276 2547

(Registrant's telephone number, including

area code)

THE DIAMOND CARTEL, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 and §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

ITEM 4.01. Changes in Registrant's Certifying Accountant.

On February 27, 2026, FRUCI & ASSOCIATES II, PLLC was dismissed as the Company's independent registered public accounting firm.

The reports of FRUCI & ASSOCIATES II, PLLC on the Company's financial statements for the two fiscal years ended April 30, 2025, and through February 27, 2026, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, the reports for these periods did contain an explanatory paragraph concerning the Company's potential inability to continue as a going concern.

During the two fiscal years ended April 30, 2025 and through February 27, 2026, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with FRUCI & ASSOCIATES II, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of FRUCI & ASSOCIATES II, PLLC would have caused FRUCI & ASSOCIATES II, PLLC to make reference thereto in its reports on the financial statements for such years. During the two fiscal years ended April 30, 2025, through February 27, 2026, The Company's disclosed material weaknesses in ICFR (lack of segregation of duties, lack of multi-level review, and over-reliance on external reporting consultants) are reportable events under Item 304(a)(1)(v)(A).

The Company provided FRUCI & ASSOCIATES II, PLLC with a copy of the disclosure it is making herein and requested that FRUCI & ASSOCIATES II, PLLC furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), stating whether or not FRUCI & ASSOCIATES II, PLLC agrees with the statements related to them made by the Company in this report.

On February 27, 2026, the Board of Directors approved the dismissal of FRUCI & ASSOCIATES II, PLLC , and the appointment of PG Accountants LLC ("PG") as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending April 30, 2026.  During the two fiscal years ended April 30, 2025 and through February 27, 2026, neither the Company, nor anyone on its behalf, consulted PG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company, and no written report or oral advice was provided to the Company by PG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

“Alexander Tech Corp.,”

Dated: August 1, 2026	By:	/s/ Paras Shah
Paras Shah
Principal Executive Officer